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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report:  September 19, 1994


                           AIRTOUCH COMMUNICATIONS





                                  COMMISSION FILE
         CALIFORNIA                 NO. 1-12342                 94-2995122
         ----------               ---------------               ----------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer No.)
      of Incorporation)






              425 Market Street, San Francisco, California 94105
              --------------------------------------------------
              (Address of Principal Executive Offices    Zip Code)




                                (415) 658-2000
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

        DELAWARE REINCORPORATION

                At a meeting on September 19, 1994, the Board of Directors of AirTouch Communications (the "Company") gave final approval to change the domicile of the Company from California to Delaware (the "reincorporation"). As previously reported in the Company's Annual Report on Form 10-K filed on March 23, 1994, the reincorporation was approved in February 1994 by Pacific Telesis Group, then the sole shareholder of record of the Company. The reincorporation is expected to occur in mid-November 1994.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AIRTOUCH COMMUNICATIONS


                                                By:  /s/  MOHAN S. GYANI
                                                    --------------------------
                                                    Vice President, Finance
                                                    and Treasurer


October 3, 1994